UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 25, 2010
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
     Beginning with the fourth quarter of 2009, MetLife has adopted a new presentation format for its Quarterly Financial Supplement (“QFS”). The new presentation reflects MetLife’s recently realigned operating segments and other modifications to the presentation of its financial results, which are intended to improve investors’ understanding of MetLife’s business segments.
     As previously announced, MetLife has combined its Institutional and Individual Businesses, as well as its Auto & Home Unit, into a single U.S. Business organization. U.S. Business consists of Insurance Products, Retirement Products, Corporate Benefit Funding and Auto & Home. The former Institutional Business & Individual Business segments have been reclassified into the following three segments:
•	Insurance Products (group life, non-medical health and individual life products);

•	Retirement Products (individual and institutional annuity products); and

•	Corporate Benefit Funding (pension closeouts, structured settlements and other benefit funding solutions).
     The financial reporting format for the Auto & Home segment, which is also part of U.S. Business and consists of MetLife’s property & casualty insurance products, remains unchanged from prior periods. MetLife also is now providing additional detail on the results of its banking operations within Banking, Corporate & Other and additional statistical data.
     As a result of the abovementioned developments, MetLife has recast the information presented in its QFS for the quarters ended December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, attached as Exhibit 99.1 to this Form 8-K. These historical periods have been recast to reflect MetLife’s realigned operating segments and conform to the new presentation format to be used effective with the QFS for the fourth quarter of 2009. There have been no changes to MetLife’s consolidated operating earnings or net income for these historical periods as a result of recasting the financial results.
     The Financial Supplement Historical Results attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 7.01.     Regulation FD Disclosure.
     The information described under “Item 2.02. Results of Operations and Financial Condition” is hereby incorporated by reference into this Item 7.01. The Financial Supplement Historical Results attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 9.01.     Financial Statements and Exhibits.
      (a) Not applicable.
      (b) Not applicable.
      (c) Not applicable.
      (d) Exhibits

99.1	Financial Supplement Historical Results for the quarters ended December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Executive Vice President

Date: January 25, 2010

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

99.1	Financial Supplement Historical Results for the quarters ended December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009.

4